QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2003

CITADEL BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31740 (Commission File Number)	51-0405729 (I.R.S. Employer Identification Number)
City Center West, Suite 400 7201 West Lake Mead Blvd. Las Vegas, Nevada 89128 (Address of principal executive offices)

Registrant's telephone number, including area code: (702) 804-5200

Item 5. Other Events and Required FD Disclosure.

The registrant hereby incorporates by reference the information in Exhibit 20.1—"Risks Related to Our Business".

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.	Description.
	20.1	Risks Related to Our Business.
	99.1	Citadel Broadcasting Corporation Press Release, dated August 11, 2003.

Item 12. Results of Operations and Financial Condition.

On August 11, 2003, Citadel Broadcasting Corporation issued a press release relating to its financial results for the second quarter of 2003. The full text of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: August 11, 2003

CITADEL BROADCASTING CORPORATION
By:	/s/ RANDY L. TAYLOR Randy L. Taylor Vice President-Finance and Secretary

Index of Exhibits

Exhibit No.	Description
20.1	Risks Related to Our Business.
99.1	Citadel Broadcasting Corporation Press Release, dated August 11, 2003.

QuickLinks

  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Index of Exhibits